SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 25, 2002

                                 Date of Report
                        (Date of Earliest Event Reported)

                           Milinx Business Group, Inc.

             (Exact Name of Registrant as Specified in its Charter)


                                1037 Yorkshire Pl
                               Danville, CA 94506

                    (Address of principal executive offices)

                                  925-736-7111

                          Registrant's telephone number

        Delaware                    000-26421                      91-1954074
------------------------      ------------------------         -----------------
(State of Incorporation)      (Commission File Number)         (I.R.S. Employer)

ITEM 6. Resignation of Registrant's Directors

The Company announced today that on January 25, 2002, Maynard Dokken resigned as Director and CEO of the Company and all of its subsidiaries as he intends to pursue other business opportunities. Mr. Dokken did not resign as a result of any disagreement with the Company concerning any matter related to the operations, policies or practices of the Company.


For more information, please contact:

Milinx Business Group Inc.
1037 Yorkshire Pl
Danville, CA 94506
Phone 925-736-7111 (9 AM - 5 PM PT)
Fax 925-736-0168


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        MILINX BUSINESS GROUP, INC.                                 DATE

        /s/ Michael Shiffman                                   January 28, 2001
        ------------------------------------                 -------------------
        Michael Shiffman, Corporate Secretary